UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2007
PRINTRONIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-9321 (Commission File Number)	95-2903992 (IRS Employer Identification No.)

14600 Myford Road, P.O. Box 19559, Irvine, California (Address of principal executive offices)		92623 (Zip Code)
Registrant’s telephone number, including area code: (714) 368-2300
Former name or former address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On November 1, 2007, Printronix, Inc. (the “Company”) held a conference call regarding the press release issued on November 1, 2007, and previously furnished on Form 8-K. A copy of the transcript of the call is deemed filed as Exhibit 99.1 to this Form 8-K and is incorporated in its entirety by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
99.1	Transcript of Conference Call on November 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2007	PRINTRONIX, INC.
	By:	/s/ George L. Harwood
George L. Harwood
Senior Vice President, Finance and Information Systems (IS), Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of Conference Call on November 1, 2007.